Exhibit 99.2

PRESS RELEASE

GE Announces Pricing for its Debt Tender Offers

BOSTON – June 8, 2021 – GE (NYSE:GE) today announced the pricing for its previously announced offers to purchase for cash:

●	any and all of the debt securities listed in Table I below (the “Any and All Notes” and such offer to purchase, the “Any and All Tender Offer”), each originally issued either by GE or General Electric Capital Corporation (“GE Capital”) (and assumed by GE);
●	up to $2,725,360,000 (the “New Capital Notes Maximum Amount”) aggregate principal amount of the debt securities listed in Table II below (the “GE Capital Notes” and such offer to purchase, the “Capital Notes Tender Offer”), each originally issued by GE Capital (and assumed by GE); and
●	up to $3,912,511,000 (the “New Company Notes Maximum Amount”) aggregate principal amount of the debt securities listed in Table III below (the “GE Company Notes” and such offer to purchase, the “Company Notes Tender Offer”), each originally issued by GE.
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Table I
Any and All Notes: NO CAP ON AGGREGATE PRINCIPAL AMOUNT

								Fixed
		Applicable	Principal	Early		Bloomberg		Spread
Title of		Maturity	Amount	Participation	Reference	Reference	Reference	(basis		Total
Security	Security Identifier(s)	Date	Outstanding	Amount (a)(b))	Security	Page/Screen	Yield	points)	Tender Offer Yield	Consideration
4.650%	CUSIP:
Notes	36962G5J9	October 17,			2.875%
due	ISIN:	2021	$469,000,000	$50	U. S. T. due	FIT3	0.059%	25	0.309%	$1,015.41
2021(1)	US36962G5J92				10/15/2021
3.150%	CUSIP:
Notes	36962G6F6	September			0.125%
due	ISIN:	7, 2022	$676,000,000	$50	U. S. T. due	FIT4	0.093%	25	0.343%	$1,034.82
2022(1)	US36962G6F61				8/31/2022
2.700%	CUSIP:
Notes	369604BD4	October 9,			0.125%
due	ISIN:	2022	$954,000,000	$50	U. S. T. due	FIT4	0.107%	25	0.357%	$1,031.14
2022(2)	US369604BD45				9/30/2022
3.100%	CUSIP:				0.125%
Notes	36962G6S8	January 9,	$766,000,000	$50	U. S. T. due	FIT4	0.125%	30	0.425%	$1,042.17
due	ISIN:	2023			12/31/2022
2023(1)	US36962G6S82
Total			$2,865,000,000

(1) Originally issued by GE Capital.

(2) Originally issued by GE.

Table II
GE CAPITAL NOTES: AGGREGATE PRINCIPAL AMOUNT OF UP TO $2,725,360,000

Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding	Acceptance Priority Level	Early Participation Amount (a)(b)	Reference Security	Bloomberg Reference Page/Screen	Reference Yield	Fixed Spread (basis points)	Tender Offer Yield	Total Consideration
6.150% Notes due 2037	CUSIP: 36962G3A0 ISIN: US36962G3A02	August 7, 2037	$888,000,000	1	$50	2.250% U. S. T. due 5/15/2041	FIT1	2.140%	104	3.180%	$1,373.00
5.875% Notes due 2038	CUSIP: 36962G3P7 ISIN: US36962G3P70	January 14, 2038	$2,930,000,000	2	$50	2.250% U. S. T. due 5/15/2041	FIT1	2.140%	107	3.210%	$1,340.80
6.875% Notes due 2039	CUSIP: 36962G4B7 ISIN: US36962G4B75	January 10, 2039	$2,021,000,000	3	$50	2.250% U. S. T. due 5/15/2041	FIT1	2.140%	115	3.290%	$1,475.78
Total			$5,839,000,000

Table III
GE COMPANY NOTES: AGGREGATE PRINCIPAL AMOUNT OF UP TO $3,912,511,000

									Fixed
		Applicable	Principal	Acceptance	Early		Bloomberg		Spread	Tender
Title of		Maturity	Amount	Priority	Participation	Reference	Reference	Reference	(basis	Offer	Total
Security	Security Identifier(s)	Date	Outstanding	Level	Amount (a)(b)	Security	Page/Screen	Yield	points)	Yield	Consideration
4.250% Notes due 2040	CUSIP: 369604BX0 ISIN: US369604BX09	May 1, 2040	$1,500,000,000	1	$50	2.250% U.S.T. due 5/15/2041	FIT1	2.140%	107	3.210%	$1,146.45
4.125% Notes due 2042	CUSIP: 369604BF9 ISIN: US369604BF92	October 9, 2042	$856,000,000	2	$50	2.250% U.S.T. due 5/15/2041	FIT1	2.140%	112	3.260%	$1,132.19
4.500% Notes due 2044	CUSIP: 369604BH5 ISIN: US369604BH58	March 11, 2044	$1,000,000,000	3	$50	2.250% U.S.T. due 5/15/2041	FIT1	2.140%	119	3.330%	$1,185.59
4.350% Notes due 2050	CUSIP: 369604BY8 ISIN: US369604BY81	May 1, 2050	$3,750,000,000	4	$50	1.875% U.S.T. due 2/15/2051	FIT1	2.232%	119	3.422%	$1,169.42
Total			$7,106,000,000

(a)	Per $1,000 principal amount.
(b)	The applicable Total Consideration payable for each series of Notes will be at a price per $1,000 principal amount of such series of Notes validly tendered on or prior to the applicable Early Participation Date and accepted for purchase by GE, which is calculated using the applicable Fixed Spread, and includes the applicable Early Participation Amount. In addition, holders whose Notes are accepted for purchase will also receive any Accrued Interest on such Notes.
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The GE Capital Notes and the GE Company Notes are together referred to as the “Maximum Notes.” The Any and All Notes, the GE Capital Notes and the GE Company Notes are together referred to as the “Notes.” The Capital Notes Tender Offer and the Company Notes Tender Offer are together referred to as the “Maximum Notes Tender Offers,” and each, a “Maximum Notes Tender Offer.” The Any and All Tender Offer, the Capital Notes Tender Offer and the Company Notes Tender Offer are together referred to as the “Tender Offers,” and each, a “Tender Offer.” Table I , Table II and Table III above outline the tender offer yield for each series of Notes and the principal amount accepted as of the Early Participation Date for each series of Notes.

The terms and conditions of the tender offers set forth in the Offer to Purchase, dated May 24, 2021 (as it may be amended or supplemented from time to time, the “Offer to Purchase”) remain unchanged, except by the previously announced increase of: (i) the Capital Notes Maximum Amount from the previously announced $1,000,000,000 aggregate purchase price of the GE Capital Notes to $2,725,360,000 aggregate principal amount of the GE Capital Notes (the “New Capital Notes Maximum Amount”); and (ii) the Company Notes Maximum Amount from the previously announced $1,000,000,000 aggregate purchase price of the GE Company Notes to $3,912,511,000 aggregate principal amount of the GE Company Notes (the “New Company Notes Maximum Amount”).

As previously announced, the Early Participation Date for each Tender Offer was 5:00 p.m., New York City time, on June 7, 2021. Withdrawal rights for each Tender Offer expired at 5:00 p.m., New York City time, on June 7, 2021, and have not been extended. The Early Payment Date for each Tender Offer will be promptly following the Early Participation Date and is expected to be on or about June 9, 2021. Consummation of each Tender Offer is subject to certain conditions (as described in the Offer to Purchase).

The Expiration Date of each Tender Offer is 11:59 p.m., New York City time, on June 21, 2021, unless extended or earlier terminated by GE. However, as previously announced, the aggregate principal amount of GE Capital Notes validly tendered in the Capital Notes Tender Offer prior to the Early Participation Date exceeded the Capital Notes Maximum Amount and the aggregate principal amount of the GE Company Notes validly tendered in the Company Notes Tender Offer prior to the Early Participation Date exceeded the Company Notes Maximum Amount. Therefore, GE will not accept any further tenders of the Maximum Notes.

The consideration to be paid in the Tender Offers for each series of Notes has been determined in the manner described in the Offer to Purchase according to the “Reference Yield” which means (i) with respect to the Any and All Notes, the yield of the applicable Reference Security listed in Table I above for such series; (ii) with respect to the GE Capital Notes, the yield of the applicable Reference Security listed in Table II above for such series; and (ii) with respect to the GE Company Notes, the yield of the applicable Reference Security listed in Table III above for such series.

Holders who validly tendered and did not validly withdraw the Notes at or prior to the Early Participation Date that are accepted for purchase will receive the applicable “Total Consideration” listed in Table I, Table II or Table III above, as applicable, for their Notes, which includes an early participation amount of $50.00 per $1,000 principal amount of Notes accepted for purchase (the “Early Participation Amount”). In addition, holders whose Notes are accepted for purchase pursuant to a Tender Offer will also receive accrued and unpaid interest on the Notes from, and including, the most recent interest payment date prior to the applicable Payment Date up to, but not including, the applicable Payment Date (“Accrued Interest”). See the Offer to Purchase for additional information.

Copies of the Offer to Purchase are available from the Information and Tender Agent as set out below. Capitalized terms used in this announcement but not defined have the meanings given to them in the Offer to Purchase. All documentation relating to the Offer to Purchase, together with any updates will be available via the Offer Website: www.dfking.com/ge.

GE reserves the right, in its sole discretion, not to accept any Tender Instructions, not to purchase any Notes or to extend, re-open, withdraw or terminate any of the Tender Offers and to amend or waive any of the terms and conditions of any of the Tender Offers in any manner, subject to applicable laws and regulations.

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Unless stated otherwise, announcements in connection with the Tender Offers will be made available on GE’s website at www.genewsroom.com. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to the Clearing System for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the Information and Tender Agent, the contact details for whom are set out below. Significant delays may be experienced where notices are delivered to the Clearing System and Holders are urged to contact the Information and Tender Agent for the relevant announcements relating to the Tender Offers. In addition all documentation relating to the Offer to Purchase, together with any updates, will be available via the Offer Website: www.dfking.com/ge.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in a Tender Offer.

GE has retained BofA Securities, Inc. and J.P. Morgan Securities LLC to act as the Lead Dealer Managers, and BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Blaylock Van, LLC and CastleOak Securities, L.P. to act as Co-Managers, in connection with the Offers (collectively, the “Dealer Managers”). Questions regarding terms and conditions of the Offers should be directed to BofA Securities, Inc. at +1 (704) 999-4067 (collect) or to J.P. Morgan Securities LLC at +1 (866) 834-4666 (toll free), +1 (212) 834-4045 (collect).

D.F. King & Co., Inc. has been appointed the information and tender agent with respect to the Offers (the “Information and Tender Agent”). Questions or requests for assistance in connection with the Offers for the Notes or for additional copies of the Offer to Purchase, may be directed to the Information and Tender Agent at +1 (877) 732-3617 (toll free) or +1 (212) 269-5550 (collect), or via e-mail at ge@dfking.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offers. The Offer to Purchase can be accessed at the Offer Website: http://www.dfking.com/ge.

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Tender Offers. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial, legal and tax advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Tender Offers.

None of GE, the Dealer Managers, the Trustee, the Paying Agents, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates makes any recommendation as to whether or not Holders should tender their Notes in the Tender Offers.

None of GE, the Dealer Managers, the Trustee, the Paying Agents, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning GE, the Notes, or the Tender Offers contained in this announcement or in the Offer to Purchase. None of GE, the Dealer Managers, the Trustee, the Paying Agents, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offers, and accordingly none of GE, the Dealer Managers, the Trustee, the Paying Agents, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by GE to disclose information with regard to GE or Notes which is material in the context of the Tender Offers and which is not otherwise publicly available.

General

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Notes or any other securities of GE or any of its subsidiaries. The Tender Offers are being made solely pursuant to the Offer to Purchase. The Tender Offers are not being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities,

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blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offers to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of GE by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

No action has been or will be taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offer to Purchase or any material relating to us, GE Capital or the Notes in any jurisdiction where action for that purpose is required. Accordingly, neither this announcement, the Offer to Purchase nor any other offering material or advertisements in connection with the Tender Offers may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction.

The distribution of this announcement and the Offer to Purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer to Purchase comes are required by GE, the Dealer Managers, the Information and Tender Agent to inform themselves about, and to observe, any such restrictions.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In any European Economic Area member state (a “Relevant State”), this communication is only addressed to and is only directed at qualified investors within the meaning of Regulation (EU) 2017/1129 (as amended or superseded) (the “Prospectus Regulation”) in that Relevant State.

In the United Kingdom, this communication is only addressed to and is only directed at qualified investors within the meaning of the Prospectus Regulation as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018, who are also: (i) persons falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)); or (ii) high net worth companies, and other persons to whom it may otherwise lawfully be communicated, falling within Article 49(2)(a) to (d) of the Financial Promotion Order (such persons together being “relevant persons”). The Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

Neither this announcement nor the Offer to Purchase, or the electronic transmission thereof, constitutes an offer to sell or buy Notes, as applicable, in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise. The distribution of this announcement in certain jurisdictions may be restricted by law. In those jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer and the Dealer Managers or any of their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Tender Offers shall be deemed to be made by the Dealer Managers or such affiliate (as the case may be) on behalf of GE in such jurisdiction.

Each Holder participating in the Tender Offers will give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase. Any tender of Notes pursuant to the Tender Offers from a Holder that is unable to make these representations will not be accepted. Each of GE, the Dealer Managers, the Information and Tender Agent reserves the right, in its absolute discretion, to investigate, in relation to any tender of Notes pursuant to the Tender Offers, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result GE determines (for any reason) that such representation is not correct, such tender shall not be accepted.

Special Note Regarding Forward-Looking Statements

This announcement contains “forward-looking statements”—that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their

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nature address matters that are, to different degrees, uncertain, such as statements about the expected timing, size or other terms of each Tender Offer; our ability to complete each Tender Offer; impacts of the COVID-19 pandemic on our business operations, financial results and financial position and on the world economy; our expected financial performance, including cash flows, revenues, organic growth, margins, earnings and earnings per share; macroeconomic and market conditions and volatility; planned and potential business or asset dispositions, including our plan to combine our GE Capital Aviation Services (“GECAS”) business with AerCap Holdings N.V. (“AerCap”); our de-leveraging plans, including leverage ratios and targets, the timing and nature of specific actions to reduce indebtedness and our credit ratings and outlooks; GE Capital Global Holdings, LLC (“GE Capital Global Holdings”) and our funding and liquidity; our businesses’ cost structures and plans to reduce costs; restructuring, goodwill impairment or other financial charges; or tax rates.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, but are not limited to: the continuing severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic, of businesses’ and governments’ responses to the pandemic and of individual factors such as aviation passenger confidence on our operations and personnel, and on commercial activity and demand across our and our customers’ businesses, and on global supply chains; the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact our business operations, financial performance, results of operations, financial position, the prices of our securities and the achievement of our strategic objectives; our success in executing and completing asset dispositions or other transactions, including our plan to combine our GECAS business with AerCap and our plan to exit our equity ownership position in Baker Hughes, the timing of closing for such transactions, the ability to secure regulatory approvals and satisfy other closing conditions (as applicable), and the expected proceeds, consideration and benefits to GE; changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets (including our equity ownership position in Baker Hughes and the equity ownership position that we will hold in AerCap after completing our announced plan to combine GECAS with AerCap), oil, natural gas and other commodity prices and exchange rates, and the impact of such changes and volatility on our financial position and businesses; our de-leveraging and capital allocation plans, including with respect to actions to reduce our indebtedness, the timing and amount of GE dividends, organic investments, and other priorities; further downgrades of our current short- and long-term credit ratings or ratings outlooks, or changes in rating application or methodology, and the related impact on our liquidity, funding profile, costs and competitive position; GE’s liquidity and the amount and timing of our GE industrial cash flows and earnings, which may be impacted by customer, supplier, competitive, contractual and other dynamics and conditions; GE Capital Global Holdings’ capital and liquidity needs, including in connection with GE Capital Global Holdings’ run-off insurance operations and discontinued operations such as Bank BPH, the amount and timing of any required capital contributions and any strategic actions that we may pursue; the impact of conditions in the financial and credit markets on GE Capital Global Holdings’ ability to sell financial assets; the availability and cost of funding; and GE Capital Global Holdings’ exposure to particular counterparties and markets, including through GE Capital Aviation Services to the aviation sector and adverse impacts related to COVID-19; global economic trends, competition and geopolitical risks, including changes in the rates of investment or economic growth in key markets we serve, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries, and related impacts on our businesses’ global supply chains and strategies; market developments or customer actions that may affect levels of demand and the financial performance of the major industries and customers we serve, such as secular, cyclical and competitive pressures in our Power business, pricing and other pressures in the renewable energy market, levels of demand for air travel and other dynamics related to the COVID-19 pandemic, conditions in key geographic markets and other shifts in the competitive landscape for our products and services; operational execution by our businesses, including the operations and execution of our Power and Renewable Energy businesses, and the performance of our Aviation business; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation related to climate change, and the effects of tax law changes; our decisions about investments in new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of Alstom and other investigative and legal proceedings; the impact of actual or potential failures of our products or third-party products with which our products are integrated, and related reputational effects; the impact of potential information technology, cybersecurity or data security breaches

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at GE or third parties; and the other factors that are described in “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, filed with the SEC on April 27, 2021, and our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 12, 2021, as such descriptions may be updated or amended in any future reports we file with the SEC.

These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they were made, and we disclaim and we do not undertake any obligation to update or revise any forward-looking statement in this announcement, except as required by applicable law or regulation.

About GE

GE (NYSE:GE) drives the world forward by tackling its biggest challenges. By combining world-class engineering with software and analytics, GE helps the world work more efficiently, reliably, and safely. For more than 125 years, GE has invented the future of industry, and today it leads new paradigms in additive manufacturing, materials science, and data analytics. GE people are global, diverse and dedicated, operating with the highest integrity and passion to fulfill GE’s mission and deliver for our customers.

GE’s Investor Relations website at www.ge.com/investor and our corporate blog at www.ge.com/reports and @GE_Reports on Twitter, as well as GE’s Facebook page and Twitter accounts, contain a significant amount of information about GE, including financial and other information for investors. GE encourages investors to visit these websites from time to time, as information is updated and new information is posted.

GE Investor Contact

Steve Winoker, 617.443.3400

swinoker@ge.com

GE Media Contact

Tara DiJulio, 202.213.6855
Tara.Dijulio@ge.com

Mathilde Milch, 347.267.6821

Mathilde.Milch@ge.com

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